EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended October 31, 2009 (the “Report”) of Alliance Network Communications Holdings, Inc., (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Boris Rubizhevsky, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date December 15, 2009	By:	/s/ Boris Rubizhevsky
Boris Rubizhevsky
Chief Executive Officer